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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 11, 2001


                              SunTrust Banks, Inc.
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Georgia                    001-08918              58-1575035
------------------------  ------------------------ ----------------------------
(State of incorporation)  (Commission File Number) (IRS Employer Identification
                                                                No.)



         303 Peachtree Street, N.E.                            30308
            Atlanta, Georgia                                  ---------
-----------------------------------------                    (Zip Code)
(Address of principal executive offices)


        Registrant's telephone number, including area code: 404-588-7711


                               SunTrust Capital IV
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                     N/A                      58-6451112
-----------------------   -----------------------   ----------------------------
(State of incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                No.)


         303 Peachtree Street, N.E.                            30308
            Atlanta, Georgia                                  ---------
-----------------------------------------                    (Zip Code)
(Address of principal executive offices)


        Registrant's telephone number, including area code: 404-588-7711

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ITEM 5.  OTHER EVENTS.

      SunTrust Banks, Inc. (the "Company") and SunTrust Capital IV (the "Trust" and, together with the Company, the "Registrants"), are filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain exhibits that are to be incorporated by reference into their Registration Statement on Form S-3 (Registration Statement Nos. 333-46123, 333-46123-01 and 333-46123-02).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (C)   EXHIBITS

Exhibit
   No.   Description
-------  -----------
4.1      Certificate of Trust of SunTrust Capital IV.

4.2      Form of Declaration of Trust of SunTrust Capital IV.

4.3 Form of Amended and Restated Declaration of Trust to be used in connection with the issuance of Trust Preferred Securities of SunTrust
         Capital IV.

4.4      Form of Trust Preferred Security (included in Exhibit 4.3).

4.5 Form of Second Supplemental Indenture to be used in connection with the issuance by the Company of Subordinated Deferrable Interest Debentures.

4.6      Form of Subordinated Deferrable Interest Debentures (included in
         Exhibit 4.5).

8.1      Tax Opinion of King & Spalding.

23.1     Consent of King & Spalding (included in Exhibit 8.1).



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Current Report on Form 8-K to be signed on their behalf by the undersigned, hereunto duly authorized.


Date: October 11, 2001                   SUNTRUST BANKS, INC.



                                         By:      /s/ Raymond D. Fortin
                                             ----------------------------------
                                               Raymond D. Fortin
                                               Senior Vice President


Date: October 11, 2001                   SUNTRUST CAPITAL IV



                                         By:      /s/ Raymond D. Fortin
                                             ----------------------------------
                                               Raymond D. Fortin
                                               Regular Trustee


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                                  EXHIBIT INDEX

Exhibit
  No.                              Exhibit
-------                            -------
4.1      Certificate of Trust of SunTrust Capital IV.

4.2      Form of Declaration of Trust of SunTrust Capital IV.

4.3 Form of Amended and Restated Declaration of Trust to be used in connection with the issuance of Trust Preferred Securities of SunTrust
         Capital IV.

4.4      Form of Trust Preferred Security (included in Exhibit 4.3).

4.5 Form of Second Supplemental Indenture to be used in connection with the issuance by the Company of Subordinated Deferrable Interest Debentures.

4.6      Form of Subordinated Deferrable Interest Debentures (included in
         Exhibit 4.5).

8.1      Tax Opinion of King & Spalding.

23.1     Consent of King & Spalding (included in Exhibit 8.1).



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